Exhibit 99.2

INVESTOR PRESENTATION Fourth Quarter 2025 MyBank.com

2 Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives . These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions . Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true . The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements . For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties . Actual results could be materially different from management’s expectations . This presentation should be read in conjunction with our Annual Report on Form 10 - K , for the year ended December 31 , 2024 , including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov or at our website at www . mybank . com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise .

Table of Contents I. II. III. Corporate Overview Financial Performance Appendices Pg. 4 Pg. 10 Pg. 32

Our Mission To enrich the lives of our associates, customers, communities and shareholders through uncommon commitment to service and customized financial solutions. Corporate Overview Founded: 1900 Headquarters: Oakland, MD Locations: 23 branches Business Lines: ▪ Commercial & Retail Banking ▪ Trust Services ▪ Wealth Management Ticker: FUNC (Nasdaq) Website: www.MyBank.com Overview West Virginia Maryland • Pittsburgh, PA • Washington, DC • Columbus, OH • Baltimore, MD • Richmond, VA Morgantown, WV භ • Harrisburg, PA Winchester, VA භ Star denotes Oakland, Maryland Headquarters 4

East Region Central Region West Region $601,281 $438,877 $339,509 Loans (000s) $535,259 $787,806 $142,056 Deposits (000s) 5% 47% 2% Deposit Market Share (1) (at June 30, 2025) 11 9 3 Branches Note: Out of market loans representing $142 million and $50 million in brokered CDs are not reflected in this table (1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties: West : Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV Core Markets 5

6 Core Strengths ▪ Diversified revenue stream driven by trust and brokerage fee income supplements margin Diversified Revenue Stream ▪ Stable legacy markets produce steady low - cost funding ▪ Technology and business relationships drive growth Core Deposit Franchise ▪ Diverse and experienced Board with skills to oversee risks, strategic initiatives and governance best practices ▪ Ongoing Board and management succession strategy Engaged & Diverse Leadership ▪ Supporting local causes with financial education, consultation and robust products and services ▪ Knowledgeable associates committed to helping clients & the communities we serve Culture of Engagement ▪ Well - established operational infrastructure will support future growth ▪ Expense management focus, hybrid work environment and technology drive cost savings Expense Structure ▪ Strong underwriting guidelines and risk management framework ▪ Focus on risk mitigation, loan concentration management and information security Robust Enterprise Risk Management ▪ Innovative, dynamic approach to attract and retain clients through customized solutions ▪ Investment in FinTech funds provides early exposure to new technology Forward - Thinking Approach ▪ Regulatory capital ratios significantly above regulatory requirements ▪ Significant access to liquidity sources Financial Strength

Total Shareholder Return* 7 *As of December 31, 2025 5 - Year 3 - Year 1 - Year % 186.9% 112.1% 24.8 First United % 60.4% 30.7% 13.5 S&P US Small Cap Banks % 66.8% 23.5% 22.5 2025 Proxy Peers

Risk Management, Monitoring & Mitigation Underlies all Strategic Priorities ▪ Low net charge - offs and strong asset quality resulting from conservative and proactive credit culture ▪ ACL level of 1.28%; future provisioning based on loan growth, economic environment and asset quality changes ▪ Diversified commercial loan portfolio and geographic footprint ▪ Disciplined loan growth strategy, concentration management, stress testing and exception tracking and monitoring ▪ Well - defined loan approval levels ▪ Centralized risk rating and monitoring of risk rating migration and delinquency trends ▪ Robust annual third - party loan review ▪ Maintaining an asset sensitive balance sheet and positioning to a neutral position ▪ Limiting longer - term investment exposure and actively managing loan and deposit terms and pricing ▪ Focused on capturing core, low - cost deposits ▪ Monitoring dynamic and static rate ramp scenarios ▪ Board regularly briefed on cyber - security matters ▪ Robust information security training programs for associates and Board ▪ Regular third - party review and testing of information security, compliance processes and cybersecurity controls ▪ No security breaches to - date ▪ Adaptive fraud detection and management ▪ Strong capital levels well above regulatory “well - capitalized” definition ▪ Conservative dividend payout policy to improve TCE and maintain capital during uncertain economic and political environment ▪ Capital stress tests indicate Bank is well positioned to absorb potential losses ▪ Stock repurchase program approved by board and executed with shareholder in mind ▪ Loan to deposit ratio of 88% ▪ Liquidity contingency plan in place and funds position monitored daily; time sequence liquidity monitoring ▪ Liquidity stress testing performed quarterly with strong liquidity under various scenarios ▪ Available borrowing capacity of $485 million through tested correspondent lines of credit, FHLB and Federal Reserve ▪ Strong, stable low - cost core deposit franchise of 88% of total deposit portfolio Cyber - Security & Fraud Monitoring Asset Quality Capital Liquidity Management Interest Rate Sensitivity

9 Strategic Pillars & Key Objectives Culture & Human Capital ▪ Attract and hire passionate, diverse talent to engage with clients and prospects across broader geographics. ▪ Drive associate retention and foster career development through mentoring initiatives, leadership programs, and educational opportunities. ▪ Expand associate engagement , cross - functional collaboration , and communication . ▪ Enhance succession plan by fostering forward - thinking strategies that promote innovation and long - term growth. Product & Service Revenue Diversification ▪ Increase non - interest income as a percentage of revenue to reduce dependence on net interest margin. ▪ Expand business development training and outreach efforts to drive strategic sales growth and deepen community - oriented business owner relationships . ▪ Revamp customer segmentation to focus on expanding product and service utilization by the existing customer base. ▪ Improve brand awareness in growth markets. Resource Optimization ▪ Optimize balance sheet mix to maximize profitability. ▪ Expand net interest margin through a disciplined approach to loan and deposit portfolio repricing. ▪ Effectively manage Capital through repurchase opportunities and effective investor communication. ▪ Improve efficiency by utilizing technology, leveraging data, artificial intelligence, and digital alternatives. ▪ Reduce monetary loss and administrative costs associated with cyber security and fraud. ▪ Allocate resources to enhance market share and execute tactics to optimize geographic presence. ▪ Cultivate relationships for potential future bank and wealth expansion. Effective use of technology, marketing and communications, and environmental focus underlies all strategic priorities.

10 $7.2 Million Net Income (1) $1.10 Diluted EPS (1) 1.38% * ROAA (1) 14.82 * ROATCE (1) 3.75% NIM Fourth Quarter Financial Highlights ▪ Total assets increased $63.5 million compared to September 30, 2025 ▪ Consolidated net income (1) of $7.2 million in 4Q25 compared to $6.2 million in 4Q24 and $6.9 million in linked quarter; pre - provision net revenue of $10.2 million compared to $8.7 million and $9.7, respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased by $0.6 million in 4Q25 compared to 3Q25 driven by increased interest income and stable interest expense ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.28% in 4Q25 and the linked quarter ▪ Efficiency ratio of 56.29% (1) for the fourth quarter of 2025 compared to 56.97% for the linked quarter; primarily attributable to stable non - interest expense, increased net interest income and stable non - interest income (1) See Appendix for a reconciliation of these non - GAAP financial measures * 4Q2025 Annualized

11 $25.8 Million Net Income (1) $3.97 Diluted EPS (1) 1.28% * ROAA (1) 14.25 * ROATCE (1) 3.67% NIM Year to Date Financial Highlights ▪ Total assets increased $114.4 million compared to December 31, 2024 ▪ Consolidated net income (1) of $25.8 million for 2025 compared to $21.0 million for 2024; pre - provision net revenue of $37.0 million compared to $30.7 million, respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased by $8.1 million for the twelve months of 2025 compared to the twelve months of 2024 driven by increased interest income and stable interest expense ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.28% at December 31, 2025 and September 30, 2025 ▪ Efficiency ratio of 58.19% (1) for the twelve months of 2025 compared to 61.31% for the twelve months of 2024; improvement in ratio is primarily attributable to increased net interest income, increased non - interest income, slightly offset by increased non - interest expense (1) See Appendix for a reconciliation of these non - GAAP financial measures * 4Q2025 Annualized

12 Long - Term Growth Pre - Provision Net Revenue ($ in millions) (1) $30.8 $32.5 $25.9 $30.7 $37.0 2021 2022 2023 2024 2025 (1) See Appendix for a reconciliation of these non - GAAP financial measures $3.54 $3.76 $2.80 $3.21 $3.99 2021 2022 2023 2024 2025 Diluted Earnings per Share (1) Total Deposits ($ in millions) $1,469 $1,571 $1,551 $1,575 $1,735 2021 2022 2023 2024 2025 Total Gross Loans, including PPP ($ in millions) $1,154 $1,279 $1,407 $1,481 $1,521 2021 2022 2023 2024 2025 $114 PPP $8 PPP

13 Solid Profitability (1) See Appendix for a reconciliation of these non - GAAP financial measures Long - term Strategic Target 13% - 15% Long - term Strategic Target 1.25% - 1.60% Core ROAA (non - GAAP (1) ) Core ROATCE (non - GAAP (1) ) 1.35% 1.39% 0.97% 1.08% 1.28% 2021 2022 2023 2024 2025 19.78% 19.94% 12.92% 13.35% 14.25% 2021 2022 2023 2024 2025

14 Total 1 - 4 Family 35% CRE - NOO 22% C&I 19% CRE - OO 12% C&D 6% Consumer 3% Multi - family 3% Loan Diversification Loan Portfolio Mix (12/31/2025) RE/Rental/Leasing NOO 23% RE/Rental/ Leasing OO, C&I 19% All Other 18% Accommodations 12% Services 7% RE/Rental/Leasing Multifamily 4% Trade 4% Construction - Developers 2% Health Care / Social Assistance 5% RE/Rental/Leasing - Developers 3% Construction - All Other 3% Commercial Loan Mix (12/31/2025)

15 Commercial Industry Mix by Origination Year Commercial Industry Mix by Origination Prior to 2000 2000 - 2005 2006 - 2010 2011 - 2015 2016 - 2020 2021 - Current Total RE / Rental / Leasing - NOO 174,660 108,935 5,870,529 68,385,458 168,584,146 243,123,728$ RE / Rental / Leasing - OO, C&I 7,705 515,965 6,345,465 39,349,798 143,041,849 189,260,782 RE / Rental / Leasing - Multifamily 1,522,994 8,273,510 9,989,725 25,024,491 44,810,720 RE / Rental / Leasing - Developers 69,349 1,128,905 30,891,308 32,089,562 Construction - All Other 31,467 6,800 30,637 1,652,493 6,441,863 25,075,287 33,238,547 Construction - Developers 1,985,900 56,940 369,274 18,071,900 20,484,014 Accommodations 3,213,840 9,479,914 39,499,329 29,616,010 81,809,093 Services 1,797,559 300,708 8,113,207 10,327,339 34,838,348 55,377,161 Health Care / Social Assistance 667,228 1,491,001 6,951,548 42,801,109 51,910,886 Trade 83,585 63,330 1,024,351 7,706,744 34,887,641 43,765,651 All Other 32,262 253,262 279,368 753,466 34,936,020 150,749,744 187,004,122 Totals 63,729$ 2,323,571$ 8,758,254$ 43,060,876$ 225,086,003$ 703,581,833$ 982,874,266$

Commercial Real Estate

Focus on risk mitigation and managing of concentrations

- CRE / Total Capital: 235%
- ADC / Total Capital: 37%

OFFICE*	CRE - Owner Occupied			CRE - Non-Owner Occupied			Total		
Geography	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance
Central	$ 12,308,470	33	$ 372,984	$ 6,019,952	6	$ 1,003,325	$ 18,328,422	39	$ 469,960
East	$ 7,018,763	12	$ 584,897	$ 27,645,912	13	$ 2,126,609	$ 34,664,675	25	$ 1,386,587
OOM	$ 972,227	1	$ 972,227	$ 1,053,109	2	$ 526,555	$ 2,025,336	3	$ 675,112
West	$ 6,010,690	19	$ 316,352	$ 36,132,018	14	$ 2,580,858	$ 42,142,709	33	$ 1,277,052
Grand Total	**$ 26,310,150**	**65**	**$ 404,772**	**$ 70,850,992**	**35**	**$ 2,024,314**	**$ 97,161,142**	**100**	**$ 971,611**
% of Gross Loans	**1.73%**			**4.66%**			**6.39%**		
% of CRE	**4.61%**			**12.41%**			**17.02%**		

RETAIL**	CRE - Owner Occupied			CRE - Non-Owner Occupied			Total		
Geography	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance
Central	$ 8,837,494	19	$ 465,131	$ 375,607	4	$ 93,902	$ 9,213,101	23	$ 400,570
East	$ 7,557,582	9	$ 839,731	$ 35,663,435	8	$ 4,457,929	$ 43,221,017	17	$ 2,542,413
OOM	$ 2,618,369	2	$ 1,309,185	$ 11,039,228	3	$ 3,679,743	$ 13,657,597	5	$ 2,731,519
West	$ 3,110,474	4	$ 777,619	$ 15,781,695	13	$ 1,213,977	$ 18,892,169	17	$ 1,111,304
Grand Total	**$ 22,123,919**	**34**	**$ 650,704**	**$ 62,859,965**	**28**	**$ 2,244,999**	**$ 84,983,885**	**62**	**$ 1,370,708**
% of Gross Loans	**1.45%**			**4.13%**			**5.59%**		
% of CRE	**3.88%**			**11.01%**			**14.89%**		

* There are no office buildings located in metropolitan markets or over four stories.

** There are no major/big box retail tenants.

16

17 Variable Rate Loans and Repricing * Includes personal lines of credit and home equity lines Loan Type Reprices Monthly % to Total Type Repricing Repricing 2025 % to Total Type Repricing Repricing 2026 % to Total Type Repricing Repricing 2027 + % to Total Type Repricing Grand Total Commercial Loans 39,981,337$ 17.8% 37,410,686$ 51.7% 33,205,262$ 63.8% 72,649,286$ 22.7% 183,246,571$ Commercial Lines of Credit 83,273,310 37.0% - 0.0% - 0.0% 374,223 0.1% 83,647,533 Commercial Floor Plans 37,951,360 16.9% - 0.0% - 0.0% - 0.0% 37,951,360 Mortgage - 0.0% 34,906,178 48.3% 18,850,181 36.2% 246,800,857 77.2% 300,557,216 Home Equity Lines (no Locks) 9,088,617 4.0% - 0.0% - 0.0% - 0.0% 9,088,617 Other Consumer Lines* 54,704,424 24.3% - 0.0% - 0.0% - 0.0% 54,704,424 Totals 224,999,049$ 100.0% 72,316,863$ 100.0% 52,055,443$ 100.0% 319,824,366$ 100.0% 669,195,721$

18 Credit Quality ALL / ACL Trends (Net Charge - Offs)/Average Loans Nonaccrual Loans / Total Loans NPAs / Total Assets 0.21% 0.27% 0.28% 0.33% 0.28% 2021 2022 2023 2024 2025 0.60% 0.46% 0.48% 0.59% 0.41% 2021 2022 2023 2024 2025 1.38% 1.14% 1.24% 1.23% 1.28% 2021 2022 2023 2024 2025 - 0.02% --- - 0.06% - 0.07% - 0.16% - 0.07% 2021 2022 2023 2024 2025

19 Investment Portfolio Duration Book Yield Portfolio % Par (000s) Sector 5.94 2.30% 26% 73,388 Treasury/Agency 5.10 2.60 2.74% 5.00% 18% 2% 51,362 5,651 Fixed MBS Floating MBS 6.17 2.36% 28% 77,937 CMO 6.09 6.66% 5% 13,242 Municipal 1.03 5.22% 0% 1,000 Corporate 4.17 2.20% 21% 59,692 Other 5.41 2.65% 100.0 $282,272 TOTAL Ratings: 100% of municipal holdings are rated A or better* $282.3 Million Thereafter 2030 2029 2028 2027 2026 Year $166,086 $18,953 $16,685 $18,975 $34,730 $26,729 Annual Cashflow ($000’s) Base Case Portfolio Total Cashflow Treasury/ Agency CMO Fixed MBS Other Municipal Corporate The Other category above of $59.0 million includes agency backed multi - family, commercial mortgage - backed securities. Trust Preferred securities are not included in total above. Floating MBS

20 Shocked Investment Portfolio Unrealized Gains / Losses Capital Impact Up300 Up200 Up100 BaseCase Dn100 Dn200 Dn300 Intent - 26,662 - 22,456 - 18,138 - 13,900 - 9,812 - 5,883 - 2,089 AFS - 47,906 - 39,973 - 31,586 - 22,574 - 13,919 - 4,837 4,237 HTM - 74,569 - 62,429 - 49,724 - 36,473 - 23,730 - 10,719 2,148 Total Corp Excess Above Well - Capitalized (After Proforma Sale) Regulatory Well - Capitalized Thresholds Federal Reserve Minimum RBC Thresholds Bank Difference Bank Pro - Forma AFS + HTM Sale Bank As Reported Corp Difference Corp Pro - Forma AFS + HTM Sale Corp As Reported (32,345) 190,330 222,675 (32,345) 217,887 250,231 Tier 1 Capital (33,219) 209,428 242,647 (33,219) 237,378 270,597 Total Risk Based Capital (RBC) 5.56% 6.50% 4.50% (1.47%) 12.47% 13.94% (1.46%) 12.06% 13.52% CET 1 Ratio 5.98% 8.00% 6.00% (1.47%) 12.47% 13.94% (1.38%) 13.98% 15.36% Tier 1 Ratio 5.24% 10.00% 8.00% (1.47%) 13.72% 15.19% (1.38%) 15.24% 16.61% Total RBC Ratio 5.63% 5.00% 4.00% (1.60%) 9.41% 11.01% (1.58%) 10.63% 12.21% Leverage Ratio Locally held TIF bonds of $1.5 million and Trust Preferred securities of $18.7 million have been excluded from the sale impac t

21 Deposits 34% 32% 28% 27% 26% 16% 23% 23% 25% 23% 39% 36% 37% 39% 39% 11% 8% 10% 9% 9% 0% 0% 2% 0% 3% 2021 2022 2023 2024 2025 NIB Demand IB Demand MMA & Savings CDs - Retail CDs - Brokered $1.57 $1.42 $1.74 $1.57 *Fully repaid $25.0 million brokered CD in January 2026 at its maturity. * $1.58 Deposit Composition ($ in billions as of 12/31/2025) 79% 81% 9 1% 94% 88% Loan to Deposit Ratio 2021 2022 2023 2024 2025 Deposit levels relatively flat due to fierce competition for deposits and recent inflationary spending by consumers, businesses and municipalities. % Balance Deposit Type 77% $1,341,185,338 Insured Deposits 17% $292,051,697 Uninsured – Uncollateralized Deposits 6% $101,925,345 Uninsured - Collateralized Deposits % Balance (MMs) Deposit Type 47% $807,443,557 Retail Deposits 53% $927,706,172 Business Deposits

22 Funding 45% 46% 3% 6% Brokered Deposits Commercial Deposits Retail Deposits Borrowings Funding Mix Brokered/FHLB Maturities $25.0 $40.0 $25.0 July 2026 March 2026 March 2026 January 2026 Dollars (in millions) FHLB Advance Federal Home Loan Bank Brokered CD 4.22% 4.23% Brokered CD 3.83% Brokered CD Federal Home Loan Bank 3.83% Fully repaid a $25.0 million FHLB advance at maturity in September 2025 and the $25.0 million Brokered CD at maturity in January 2026.

23 Net Interest Margin (1) See Appendix for a reconciliation of these non - GAAP financial measures 3.63% 3.85% 4.63% 5.17% 5.43% 0.51% 0.44% 1.92% 2.51% 2.42% 3.28% 3.56% 3.26% 3.38% 3.67% 0.24% 0.21% 1.16% 1.68% 1.66% 0.1% 1.1% 2.1% 3.1% 4.1% 5.1% 2021 2022 2023 2024 2025 Yield on Earning Assets Cost of Interest-bearing Liabilities Net Interest Margin Cost of Deposits

24 Diversified Fee Income (1) See Appendix for a reconciliation of these non - GAAP financial measures Composition 56% Trust and Brokerage 15% Service Charges 3% Net Gain on Loan Sales 20% Debit Card Income 7% Bank - owned Life Insurance 2% Other Noninterest Income Non - Interest Income Mix 2025 Trust & Brokerage Assets Under Management (MMs) ▪ First United’s non - interest income (1) comprised 23% of operating revenue as of December 31, 2025 ▪ Fee - based business provides stable growth, and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships ▪ First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings $1,482 $1,359 $1,532 $1,677 $1,840 2021 2022 2023 2024 2025

Committed to Efficiency & Innovation



Efficient operational platforms and fraud protection

- CardSuite Pro Premium Debit Card Fraud
- Better Customer Segmentation with complete picture of customer data
- ProfitStars forecasting model
- Automated Loan Booking
- Vericast Consumer Loan Lead Generator
- Project Management Enhancements
- AI Innovation Initiative
- U1-Connect Customer Relationship Management Software

Solutions for a seamless and secure client experience:

- Zelle for Your Business
- Improved Customer Journey through Data Analytics
- New commercial loan software
- Consumer Online and Mobile Banking Digital Platform Upgrade
- Business Online and Mobile Banking Digital Platform Upgrade
- Check Fraud Prevention Solution

FinTech Investments

- Identity and Access Management
- FinTech Funds

Efficiency Ratio [(1)]

Strategic Target 53% - 58%



57.5%
56.4%
65.1%
61.3%
58.2%
2021
2022
2023
2024
2025

Decrease in 2025 due primarily to increased net interest income, increased non-interest income and controlled expenses.

[(1)] See Appendix for a reconciliation of these non-GAAP financial measures

25

26 Liquidity Position Net Availability ($ in thousands) Amount Used ($ in thousands) Amount Available ($ in thousands) Liquidity Sources (12/31/2025) Internal Sources $116,512 $116,512 Excess Cash $25,356 $25,356 Unpledged Securities (BV) External Sources $83,897 $83,897 Federal Reserve (Discount Window) $140,000 $261,552 $73,921 $140,000 $335,473 Correspondent Unsecured Lines of Credit FHLB $627,318 $73,921 $701,239 Total Funding Sources

27 Interest Rate Risk (1) Standard Model Assumptions Interest Rate Risk Sensitivity ▪ The Bank’s interest rate risk position is stress tested under three interest rate ramp scenarios to determine the impact on net interest income, net income and capital under dynamic and static balance sheet conditions. ▪ The Bank’s net interest income position is in a slightly asset sensitive position. ▪ The Bank’s largest risk from an interest rate risk perspective is falling rate scenarios but positioning towards neutral. ▪ Assumptions regarding offering rates, loan and investment prepayment speeds, beta and decay rates are reviewed and adjusted on a quarterly basis. Management Outlook & Strategy ▪ Disciplined loan pricing ▪ Manage deposit pricing on relationship and exception basis ▪ Deposit acquisition through short - term CD promotions and adjustable - rate money market products for businesses, municipalities and consumers ▪ Actively reducing deposit rates concurrent with market adjustments ▪ Alternative funding maturities o $25 million FHLB advance maturing March 2026 o $40 million FHLB advance maturing March 2026 o $25 million Brokered CDs maturing July 2026 +400 +300 +200 +100 Flat - 100 - 200 - 300 - 400 8.2% 7.8% 6.3% 3.6% (4.4%) (8.8%) (13.3%) (19.0%) Net Interest Income (12/31/25) 9.0% 8.3% 6.7% 3.7% (4.5%) (8.3%) (12.6%) (17.8%) Net Interest Income (09/30/25) (17.8%) (11.7%) (6.6%) (2.5%) 0.7% (1.4%) (6.3%) (12.6%) EVE (09/30/25) 12 Month Sensitivity Shock

28 Capital Management CET1 Ratio Leverage Ratio Tier 1 Ratio Total Risk - Based Capital Ratio Regulatory Well - Capitalized 10% 5% 8% 6.5% 14.64% 15.06% 14.42% 14.70% 15.36% 2021 2022 2023 2024 2025 15.89% 16.12% 15.64% 15.92% 16.61% 2021 2022 2023 2024 2025 10.80% 11.46% 11.30% 11.88% 12.21% 2021 2022 2023 2024 2025 12.50% 12.96% 12.44% 12.79% 13.52% 2021 2022 2023 2024 2025 Strong capital levels allowing for continued growth.

29 Capital Management Tangible Book Value / Share TCE Ratio $19.61 $20.90 $22.56 $25.89 $29.57 2021 2022 2023 2024 2025 7.56% 7.59% 7.91% 8.54% 9.26% 2021 2022 2023 2024 2025

30 Strategic Targets Long Term Strategic Target Range (*) Non - GAAP 12/31/2025 Actual 12/31/2025 Non - GAAP 12/31/2024 Actual 12/31/2024 Metric 8% - 12% 27% 20% 15% 41% EPS Growth (YoY) Strong Shareholder Return 20% - 25% 24% 24% 27.0% 27.0% Dividend Payout Ratio 1.25% - 1.45% 1.28% 1.21% 1.08% 1.06% ROAA 13% - 15% 14.25% 13.52% 13.35% 13.08% ROATCE 8% - 10% 9.26% 9.26% 8.54% 8.54% TCE Ratio 6% - 8% 11% 11% 12% 12% Revenue Growth (YoY) High Quality, Diversified Revenue Stream 21% - 23% 23.2% 23.2% 24.8% 24.8% Non - Int Inc / Revenue 3.5% - 3.8% 3.67% 3.67% 3.38% 3.38% N IM 7% - 10% 2.8% 2.8% 5.3% 5.3% % Loan Growth Balance Sheet Growth 75% - 80% 73% 73% 75% 75% Loans / Assets 90% - 95% 88% 88% 94% 94% Loans / Deposits 55% - 60% 58.19% 58.19% 61.31% 61.31% Efficiency Ratio (adjusted for non - core items) Highly Efficient Operations 0.50% - 1.00% 0.28% 0.28% 0.33% 0.33% NPLs / Loans Robust Risk Enterprise Management 0.10% - 0.50% - .07% - .07% - 0.16% - 0.16% Net Charge Offs / Avg. Total Loans (*) Targets reviewed on an annual basis – Revised July 2025 (1) See Appendix for a reconciliation of these non - GAAP financial measures

Strong Investor Relations & Shareholder Engagement Members of the Board and senior management routinely engage with shareholders and other stakeholders, and management regularly updates the Board in the context of ongoing investor discussions. These engagements help the Board and management gather feedback on a variety of topics, including strategic and financial performance, executive compensation, Board composition, and leadership structure. Clear long - term strategic plan with performance targets x Dedicated Investor Relations contact x Investor conferences and prospective investor engagement x Investor presentations and periodic outreach to institutional and retail shareholders x How to contact your Board: Shareholders and interested parties wishing to contact our Board may send a letter to First United Corporation Board of Direc tor s, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550 - 0009 or by e - mail at tsturm@mybank.com. The Secretary will deliver all shareholder communications directly to the Board for consideration. 31

32 32 I. II. III. Management Team Board of Directors Non - GAAP Reconciliation Pg. 33 Pg. 34 Pg. 38 Appendices

33 33 Management Team Tonya K. Sturm EVP & Chief Financial Officer, Corp. Secretary & Treasurer 35+ years of banking, audit, credit, retail, risk and compliance and financial and operational experience R.L. Fisher EVP & Chief Banking Officer 25+years with in - depth industry, retail, commercial and mortgage banking experience Keith R. Sanders EVP & Chief Wealth Officer 30+ years specializing in wealth management, estate planning, trust administration and financial planning Our leadership team reflects the diversity of thought from the communities we serve, executes on our strategy and drives shareholder returns. Julie W. Peterson EVP & Chief Credit Officer 30+ years with in - depth industry, commercial banking, and credit experience Jason B. Rush President and CEO 30+ years with in - depth industry, retail, risk and compliance, asset/liability management and operations experience Anthony “AJ” Tasker SVP & Chief Operating Officer 10+ years of banking, information technology, and operational experience

Board of Directors



Carissa L. Rodeheaver
Executive Chairman of the Board



Brian Boal
Lead Independent Director,
Nomination & Governance Chair
Boal & Associates, PC



John F. Barr
Independent Director
Chairman of the Board,
Ellsworth Electric, Inc.



Sanu Chadha
Independent Director
Managing Partner,
M&S Consulting



Christy DiPietro
Independent Director,
Audit Chair
Chartered Financial Analyst,
Hidden Cove Advisory



Kevin Hessler
Independent Director,
Principal, LSWG, Inc.



Patricia Milon
Independent Director
Principal,
Milford Advisory Group, LLC



Beth E. Moran
Independent Director,
The Law Offices of Beth E. Moran



I. Robert Rudy
Independent Director
Retired



Jason B. Rush
President and CEO
First United Corporation and
First United Bank & Trust



H. Andrew Walls, III
Independent Director
President, MPB Print & Sign Superstore
Member, MEGBA, LLC

First United's Board of Directors represents individuals with varied backgrounds and viewpoints, contributing to its well-rounded leadership and governance structure.

34

Board of Directors Thoughtful Evaluation and Evolution Our Board is comprised of a diverse group of directors who bring a variety of perspectives, experience, and characteristics to First United. Board Composition 90% of our directors are independent Our Nominating and Governance Committee is responsible for determining directorship criteria, identifying and evaluating candidates for the Board, and regularly assessing the Board’s governance practices. x 100% Independent Board Committees x Majority Voting Standard for Director Elections x Annual Committee and Self - Evaluations x Balanced Tenure, with four directors added in the past four years x Retirement policy, at the age of 75 x Routine shareholder & stakeholder engagement 0 - 5 5 - 10 10+ TENURE 45 - 53 54 - 62 62+ AGE 35

Board of Directors

Director Skills Matrix											
	Barr	Boal[1]	Chadha	DiPietro[1]	Hessler[1]	Milon	Moran	Rodeheaver	Rudy	Rush	Walls
Executive Leadership	✓		✓		✓	✓		✓	✓	✓	✓
Public Company Board Experience						✓	✓	✓			
Information Technology			✓			✓				✓	
Financial Services/ Banking		✓		✓	✓	✓		✓		✓	✓
Asset Management				✓	✓	✓		✓		✓	
Brokerage/ Investment Banking				✓		✓		✓			
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Accounting/Finance		✓		✓	✓			✓			
Regulatory					✓	✓	✓	✓		✓	
Risk Management	✓	✓	✓	✓		✓		✓	✓	✓	✓
Legal Expertise						✓	✓				
Governance	✓				✓	✓		✓	✓	✓	✓
Board Tenure and Age											
Tenure	11	11	4	4	1	5	2	12	32	New	19
Age	71	52	48	63	68	62	61	59	72	55	64

The First United board of directors brings a diverse range of skills, experiences, and backgrounds to the work of overseeing risk and strategy. With experience in fields such as banking, government, accounting, investing, project management, technology, and a range of local entrepreneurial businesses, they apply these diverse backgrounds to their work on behalf of our shareholders.

[1]Qualifies as a Financial Expert for proxy purposes.

36

37 Continuous Progress We continue to advance our Governance profile over time, recognizing the importance of our key stakeholders – including our customers and our communities – to our business. Over the past few years, we have implemented several important enhancements to align our Governance profile with our long - term investors’ expectations for best - in - class corporate governance. x Enhanced structure to more strongly align pay and performance Compensation Governance x Revised stock ownership guidelines for Directors and Executives x Declassified the Board of Directors Adopted Proxy Access x Shareholder access to change By - laws x Management majority vote proposal received strong shareholder support (albeit short of super - majority threshold needed) x Ongoing Board refreshment x Adopted right to call a special meeting. x Adopted mandatory director retirement policy x Adopted plurality voting standard for contested director elections x Enhanced shareholder engagement program x Modernized NGC Charter x Formalized LID role & responsibilities

Non-GAAP Reconciliation

This presentation includes certain non-GAAP financial measures, including pre-provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio. These non-GAAP financial measures and any other non-GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. The following is a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

($000s, except where otherwise noted)	2021	2022	2023	2024	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	YTD 12/31/2025
Pre-Provision Net Revenue ("PPNR")													
Pre-tax income, as reported	$ 26,309	$ 33,181	$ 19,476	$ 27,229	$ 4,860	$ 6,521	$ 7,703	$ 8,145	$ 7,698	$ 7,958	$ 9,242	$ 7,634	$ 32,532
Add back: Provision expense	(817)	(643)	1,619	2,933	946	1,192	266	529	656	860	510	717	2,743
Add back: FHLB penalty, gross	2,368	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Contribution	1,000	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement	(1,375)	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, gross	3,300	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Securities loss/(gain)	-	-	4,214	-	-	-	-	-	-	-	(97)	-	(97)
Add back: Branch closure expenses	-	-	623	562	562	-	-	-	-	-	-	-	-
Add back: OREO Writedown	-	-	-	-	-	-	-	-	-	-	-	1,635	1,635
Add back: Sale of Star City	-	-	-	-	-	-	-	-	-	-	-	228	228
Pre-Provision Net Revenue, as adjusted	**$ 30,785**	**$ 32,538**	**$ 25,932**	**$ 30,724**	**$ 6,368**	**$ 7,713**	**$ 7,969**	**$ 8,674**	**$ 8,354**	**$ 8,818**	**$ 9,655**	**$ 10,214**	**$ 37,041**
Net Income													
Net income, as reported	$ 19,770	$ 25,048	$ 15,060	$ 20,568	$ 3,698	$ 4,914	$ 5,770	$ 6,186	$ 5,806	$ 5,984	$ 6,948	$ 5,777	$ 24,515
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-	-	-		$ -
Net income, available to common shareholders,as reported (a)	$ 19,770	$ 25,048	$ 15,060	$ 20,568	$ 3,698	$ 4,914	$ 5,770	$ 6,186	$ 5,806	$ 5,984	$ 6,948	$ 5,777	$ 24,515
Add back: FHLB penalty, net of tax	1,790	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax	770	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax	(1,059)	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	2,565	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Securities loss/(gain)			3,259	-	-	-	-	-	-	-	(73)	-	(73)
Add back: Branch closure expenses			482	425	425	-	-	-	-	-	-	-	-
Add back: OREO Writedown						-	-	-	-	-	-	1,232	1,232
Add back: Sale of Star City						-	-	-	-	-	-	172	172
Net income, as adjusted (b)	**$ 23,836**	**$ 25,048**	**$ 18,801**	**$ 20,993**	**$ 4,123**	**$ 4,914**	**$ 5,770**	**$ 6,186**	**$ 5,806**	**$ 5,984**	**$ 6,875**	**$ 7,181**	**$ 25,846**

38

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2021	2022	2023	2024	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	YTD 12/31/2025
Weighted Average Common shares - basic (actual) (d)	6,710,463	6,649,740	6,685,676	6,527,077	6,643,898	6,526,553	6,467,597	6,470,259	6,474,368	6,489,245	6,496,122	6,498,587	6,489,581
Weighted Average Common shares - diluted (actual) (e)	6,716,587	6,661,055	6,701,243	6,539,521	6,655,637	6,536,546	6,481,620	6,484,282	6,489,990	6,505,753	6,508,004	6,510,469	6,503,554
Earnings Per Share - Basic													
Earnings Per Share - Basic, as reported (a)/(d)	$ 2.95	$ 3.77	$ 2.25	$ 3.15	$ 0.56	$ 0.75	$ 0.89	$ 0.95	$ 0.90	$ 0.92	$ 1.06	$ 0.89	$ 3.78
Add back: FHLB penalty, net of tax	0.27	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax	0.12	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax	(0.16)	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	0.37	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Securities loss/(gain)			0.49	-	-	-	-	-	-	-	(0.01)	-	(0.01)
Add back: Branch closure expenses			0.07	0.06	0.06					-	-	-	-
Add back: OREO Writedown										-	-	0.19	0.19
Add back: Sale of Star City						-	-	-	-	-	-	0.03	0.03
Earnings Per Share - Basic, as adjusted (b)/(d)	**$ 3.54**	**$ 3.77**	**$ 2.81**	**$ 3.21**	**$ 0.62**	**$ 0.75**	**$ 0.89**	**$ 0.95**	**$ 0.90**	**$ 0.92**	**$ 1.05**	**$ 1.11**	**$ 3.99**
Earnings Per Share - Diluted													
Earnings Per Share - Diluted, as reported (a)/(e)	$ 2.95	$ 3.76	$ 2.24	$ 3.15	$ 0.56	$ 0.75	$ 0.89	$ 0.95	$ 0.89	$ 0.92	$ 1.07	$ 0.89	$ 3.77
Add back: FHLB penalty, net of tax	0.27	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax	0.12	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax	(0.16)	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	0.37	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Securities loss/(gain)			0.49	-	-	-	-	-	-	-	(0.01)	-	(0.01)
Add back: Branch closure expenses			0.07	0.06	0.06	-	-	-	-	-	-	-	-
Add back: OREO Writedown						-	-	-	-	-	-	0.18	0.18
Add back: Sale of Star City						-	-	-	-	-	-	0.03	0.03
Earnings Per Share - Diluted, as adjusted (b)/(e)	**$ 3.54**	**$ 3.76**	**$ 2.80**	**$ 3.21**	**$ 0.62**	**$ 0.75**	**$ 0.89**	**$ 0.95**	**$ 0.89**	**$ 0.92**	**$ 1.06**	**$ 1.10**	**$ 3.97**

39

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2021	2022	2023	2024	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	YTD 12/31/2025
Return on Average Assets (quarter and YTD annualized)													
Average Assets (c)	$ 1,765,148	$ 1,801,711	$ 1,924,119	$ 1,946,724	$ 1,958,684	$ 1,933,390	$ 1,912,887	$ 1,944,571	$ 1,976,702	$ 1,997,750	$ 2,042,751	$ 2,070,950	$ 2,022,002
Return on Average Assets, as reported (a)/(c)	1.12%	1.39%	0.78%	1.06%	0.76%	1.02%	1.20%	1.27%	1.19%	1.20%	1.35%	1.11%	1.21%
Add back: FHLB penalty, net of tax	0.10%	0.00%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax	0.04%	0.00%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax	-0.06%	0.00%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	0.15%	0.00%	0.00%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Securities loss/(gain)			0.17%	0.00%	-	-	-	-	-	-	-0.01%	-	0.00%
Add back: Branch closure expenses			0.02%	0.02%	0.09%	-	-	-	-	-	-	-	
Add back: OREO Writedown						-	-	-	-	-	-	0.24%	0.06%
Add back: Sale of Star City						-	-	-	-	-	-	0.03%	0.01%
Return on Average Assets, as adjusted (b)/(c)	**1.35%**	**1.39%**	**0.97%**	**1.09%**	**0.85%**	**1.02%**	**1.20%**	**1.27%**	**1.19%**	**1.20%**	**1.34%**	**1.38%**	**1.28%**
Return on Average Common Stockholders' Equity													
Return on Average Tangible Common Stockholders' Equity													
Average common stockholders' equity (f)	$ 132,550	$ 137,685	$ 155,631	$ 169,189	$ 163,944	$ 165,040	$ 170,778	$ 176,507	$ 183,463	$ 188,572	$ 196,229	$ 203,738	$ 193,001
Average common stockholders' equity, as adjusted	132,550	137,685	155,631	169,189	163,944	165,040	170,778	176,507	183,463	188,572	196,229	203,738	193,001
Less: Average goodwill and intangibles	11,004	12,043	12,279	11,949	12,071	11,991	11,907	11,827	11,745	11,662	11,580	11,497	11,620
Average tangible common equity (g)	**$ 121,546**	**$ 125,642**	**$ 143,352**	**$ 157,240**	**$ 151,873**	**$ 153,049**	**$ 158,871**	**$ 164,680**	**$ 171,718**	**$ 176,910**	**$ 184,649**	**$ 192,241**	**$ 181,381**
Return on average common stockholders' equity, as reported (a)/(f)	14.92%	18.19%	9.68%	12.16%	9.07%	11.98%	13.44%	13.94%	12.83%	12.73%	14.05%	11.25%	12.70%
Add back: FHLB penalty, net of tax	1.47%	0.00%	0.00%	0.00%	-	-	-	-	-	-	-	-	0.00%
Add back: Contribution	0.63%	0.00%	0.00%	0.00%	-	-	-	-	-	-	-	-	0.00%
Add back: Insurance reimbursement	-1.15%	0.00%	0.00%	0.00%	-	-	-	-	-	-	-	-	0.00%
Add back: Settlement expense, net of tax	2.11%	0.00%	0.00%	0.00%	-	-	-	-	-	-	-	-	0.00%
Add back: Securities loss/(gain)	0.00%	0.00%	2.10%	0.00%	-	-	-	-	-	-	-0.15%	-	-0.04%
Add back: Branch closure expenses			0.31%	0.25%	1.04%			-	-	-	-	-	0.00%
Add back: OREO Writedown								-	-	-	-	2.40%	0.64%
Add back: Sale of Star City						-	-	-	-	-	-	0.33%	0.09%
Return on average common stockholders' equity, as adjusted (b)/(f)	**17.98%**	**18.19%**	**12.09%**	**12.41%**	**10.11%**	**11.98%**	**13.44%**	**13.94%**	**12.83%**	**12.73%**	**13.90%**	**13.98%**	**13.39%**
Return on average tangible common equity, as reported (a)/(g)	16.27%	19.94%	10.51%	13.08%	9.79%	12.91%	14.45%	14.94%	13.71%	13.57%	14.93%	11.92%	13.52%
Add back: FHLB penalty, net of tax	1.47%	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Contribution	0.63%	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement	-0.87%	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	2.11%	-	-	-	-	-	-	-	-	-	-	-	-
Add back: Securities loss/(gain)	-	-	2.10%	-	-	-	-	-	-	-	-0.16%	-	-0.04%
Add back: Branch closure expenses	-	-	0.31%	0.27%	-	-	-	-	-	-	-	-	0.00%
Add back: OREO Writedown	-	-	-	-	-	-	-	-	-	-	-	2.54%	0.68%
Add back: Sale of Star City	-	-	-	-	-	-	-	-	-	-	-	0.35%	0.09%
Return on average tangible common equity, as adj (b)/(g)	**19.61%**	**19.94%**	**12.92%**	**13.35%**	**9.79%**	**12.91%**	**14.45%**	**14.94%**	**13.71%**	**13.57%**	**14.77%**	**14.82%**	**14.25%**

40

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2021	2022	2023	2024	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	YTD 12/31/2025
Tangible Book Value per Common Share													
Total common equity, as reported (h)	$ 141,900	$ 151,793	$ 161,873	$ 179,295	$ 165,481	$ 164,177	$ 173,979	$ 179,295	$ 183,694	$ 191,147	$ 199,099	$ 203,634	$ 203,634
Less: Goodwill and intangibles	12,052	12,433	12,103	11,773	12,021	11,938	11,856	11,773	11,691	11,609	11,526	11,444	11,444
Total tangible common equity (i)	**$ 129,848**	**$ 139,360**	**$ 149,770**	**$ 167,522**	**$ 153,460**	**$ 152,239**	**$ 162,123**	**$ 167,522**	**$ 172,003**	**$ 179,538**	**$ 187,573**	**$ 192,190**	**$ 192,190**
Common shares outstanding - basic (actual) (j)	6,620,955	6,666,428	6,639,888	6,471,096	6,648,645	6,465,601	6,468,625	6,471,096	6,478,634	6,494,611	6,496,908	6,499,476	6,499,476
Tangible book value per basic common share (i)/(j)	**$ 19.61**	**$ 20.90**	**$ 22.56**	**$ 25.89**	**$ 23.08**	**$ 23.55**	**$ 25.06**	**$ 25.89**	**$ 26.55**	**$ 27.64**	**$ 28.87**	**$ 29.57**	**$ 29.57**
Tangible common equity to tangible assets ("TCE Ratio")													
Total assets, as reported (k)	1,729,838	1,848,169	1,905,860	1,973,022	1,912,953	1,868,599	1,916,126	1,973,022	1,979,753	2,007,471	2,023,974	2,087,453	2,087,453
Less: Goodwill	12,052	12,433	12,103	11,773	12,021	11,938	11,856	11,773	11,691	11,609	11,526	11,444	11,444
Total tangible assets (l)	$ 1,717,786	$ 1,835,736	$ 1,893,757	$ 1,961,249	$ 1,900,932	$ 1,856,661	$ 1,904,270	$ 1,961,249	$ 1,968,062	$ 1,995,862	$ 2,012,448	$ 2,076,009	$ 2,076,009
Tangible common equity to tangible assets (k)/(l)	**7.56%**	**7.59%**	**7.91%**	**8.54%**	**8.07%**	**8.20%**	**8.51%**	**8.54%**	**8.74%**	**9.00%**	**9.32%**	**9.26%**	**9.26%**
Net interest margin (tax equivalent)													
Net interest income	$ 52,542	$ 57,631	$ 56,869	$ 59,981	$ 13,812	$ 15,239	$ 15,229	$ 15,701	$ 16,017	$ 16,707	$ 17,403	$ 17,986	$ 68,113
Tax equivalent adjustment	939	940	629	227	57	57	59	54	49	54	57	58	$ 218
Tax equivalent net interest income (m)	$ 53,481	$ 58,571	$ 57,498	$ 60,208	$ 13,869	$ 15,296	$ 15,288	$ 15,755	$ 16,066	$ 16,761	$ 17,460	$ 18,044	$ 68,331
Average earning assets (n)	$ 1,629,299	$ 1,647,151	$ 1,766,240	$ 1,782,241	$ 1,787,955	$ 1,763,917	$ 1,757,184	$ 1,800,332	$ 1,829,989	$ 1,841,112	$ 1,876,730	$ 1,907,725	$ 1,862,391
Net interest margin (tax equivalent) (m)/(n)	**3.28%**	**3.56%**	**3.26%**	**3.38%**	**3.12%**	**3.49%**	**3.46%**	**3.48%**	**3.56%**	**3.65%**	**3.69%**	**3.75%**	**3.67%**
Efficiency Ratio													
Noninterest expense, as reported	$ 47,764	$ 43,145	$ 50,244	$ 49,642	$ 12,881	$ 12,364	$ 12,313	$ 12,084	$ 12,577	$ 12,976	$ 12,986	$ 14,865	$ 53,404
Less: FHLB penalty, gross	(2,368)	-	-	-	-	-	-	-	-	-	-	-	-
Less: Contribution	(1,000)	-	-	-	-	-	-	-	-	-	-	-	-
Less: Settlement expense	(3,300)	-	-	-	-	-	-	-	-	-	-	-	-
Less: Branch closure expenses	-	-	623	562	562	-	-	-	-	-	-	-	-
Less: OREO Writedown	-	-	-	-	-	-	-	-	-	-	37	(1,635)	(1,598)
Noninterest expense, adjusted (o)	$ 41,096	$ 43,145	$ 49,621	$ 49,080	$ 12,881	$ 12,364	$ 12,313	$ 12,084	$ 12,577	$ 12,976	$ 13,023	$ 13,230	$ 51,806
Net interest income	$ 52,542	$ 57,631	$ 56,868	$ 59,981	$ 13,812	$ 15,239	$ 15,229	$ 15,701	$ 16,017	$ 16,707	$ 17,404	$ 17,985	$ 68,113
Noninterest income	20,714	17,906	14,471	19,827	4,875	4,841	5,053	5,058	4,914	5,087	5,335	5,231	20,567
Less: Insurance reimbursement	(1,375)	-	-	-	-	-	-	-	-	-	-	-	-
Less: Securities loss/(gain)	-		(4,214)	-	-	-	-	-	-	-	(97)	-	(97)
Less: Loss on Branch sale												229	229
Tax equivalent adjustment	939	940	629	227	57	57	59	54	49	54	57	58	218
Total tax equivalent revenue (p)	$ 72,820	$ 76,477	$ 76,182	$ 80,035	$ 18,744	$ 20,137	$ 20,341	$ 20,813	$ 20,980	$ 21,848	$ 22,699	$ 23,503	$ 89,030
Efficiency ratio, as adjusted (o)/(p)	**56.44%**	**56.41%**	**65.12%**	**61.31%**	**68.71%**	**61.39%**	**60.52%**	**58.05%**	**59.95%**	**59.39%**	**57.37%**	**56.29%**	**58.19%**

41